UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     February 26, 2020

Citigroup Commercial Mortgage Trust 2020-GC46

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001800294)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

Goldman Sachs Mortgage Company

(Central Index Key number 0001541502)

German American Capital Corporation

(Central Index Key number: 0001541294)

(Exact name of sponsors as specified in their charters)

Delaware	333-228597-06	86-1073506
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

388 Greenwich Street New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 816-5343
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On February 26, 2020 (the “Closing Date”), Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2020 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee, of Citigroup Commercial Mortgage Trust 2020-GC46, Commercial Mortgage Pass-Through Certificates, Series 2020-GC46 (the “Certificates”) and the Uncertificated VRR Interest. The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-4, Class A-5, Class A-AB, Class X-A, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), (ii) the Class X-B, Class X-D, Class X-F, Class D, Class E, Class F, Class G-RR, Class J-RR and Class R Certificates (collectively, the “Private Certificates”), and (iii) the Class VRR Certificates.

All of the Public Certificates, having an aggregate initial principal amount of $1,053,718,000, were sold to Citigroup Global Markets Inc. (“CGMI”), Goldman Sachs & Co. LLC (“GS&Co.”), Deutsche Bank Securities Inc. (“DBSI”), Academy Securities Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel” and, together with CGMI, GS&Co., DBSI and Academy, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of February 13, 2020 (the “Underwriting Agreement”), between the Depositor and the Underwriters. CGMI, GS&Co. and DBSI are acting as co-lead managers in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated February 7, 2020, and by the Prospectus, dated February 13, 2020 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale. The Underwriting Agreement is attached hereto as Exhibit 1. In connection with the issuance, and sale to the Underwriters, of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibit 5.

All of the Private Certificates, having an aggregate initial principal amount of $120,341,490, were sold to CGMI, GS&Co., DBSI, Academy and Drexel (together with CGMI, GS&Co., DBSI and Academy, in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of February 13, 2020, between the Depositor and the Initial Purchasers. The Private Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates and the Uncertificated VRR Interest represent, in the aggregate, the entire beneficial ownership in Citigroup Commercial Mortgage Trust 2020-GC46 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 46 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on various types of commercial and multifamily properties. The Mortgage Loans were acquired by the Depositor from (i) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a Mortgage Loan Purchase Agreement, dated as of February 1, 2020 (the “CREFI Mortgage

Loan Purchase Agreement”), between the Depositor and CREFI, (ii) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of February 1, 2020 (the “GSMC Mortgage Loan Purchase Agreement”), between the Depositor and GSMC, and (iii) German American Capital Corporation (“GACC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of February 1, 2020 (the “GACC Mortgage Loan Purchase Agreement” and, together with the CREFI Mortgage Loan Purchase Agreement and the GSMC Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and GACC. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively.

The assets of the Issuing Entity include several Mortgage Loans which are part of a Loan Combination as described in the Prospectus. Each Loan Combination is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Loan Combination, the terms of which are described under “Description of the Mortgage Pool—The Loan Combinations” in the Prospectus. Each Co-Lender Agreement is attached as an exhibit hereto, as described in the following table. Moreover, certain of such Loan Combinations will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, an “Outside Servicing Agreement”). Each such Outside Servicing Agreement is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the affected Loan Combinations under such Outside Servicing Agreement, see “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

Name of Mortgaged Property or Portfolio of Mortgaged Properties Securing Subject Loan Combination (as identified on the Mortgage Loan Schedule to the Pooling and Servicing Agreement)	Exhibit Number of Related Co-Lender Agreement	Exhibit Number of Related Outside Servicing Agreement (if any)
650 Madison Avenue	4.10	4.2
1633 Broadway	4.11	4.3
Southcenter Mall	4.12	4.4
CBM Portfolio	4.13	4.5
Staples Headquarters	4.14	N/A
805 Third Avenue	4.15	4.6
The Westin Book Cadillac	4.16	N/A
The Shoppes at Blackstone Valley	4.17	4.7
White Oak Crossing	4.18	N/A
90 North Campus	4.19	4.4
Property Commerce Portfolio	4.20	4.4
Parkmerced	4.21	4.8
Midland Atlantic Portfolio	4.22	N/A
Bellagio Hotel and Casino	4.23	4.9
405 E 4th Avenue	4.24	4.6
510 East 14th Street	4.25	4.4

The net proceeds of the sale of the Certificates and the Uncertificated VRR Interest were applied to the purchase of the Mortgage Loans by the Depositor from CREFI, GSMC and GACC.  The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $5,278,373, were approximately $1,237,412,315.  Of the expenses paid by the Depositor, approximately $483,598 were paid directly to affiliates of the Depositor, $50,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $4,744,775 were other expenses.  All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses.  No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding such sales is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated February 13, 2020. The related registration statement (file no. 333-228597) was originally declared effective on February 15, 2019. In connection with such Prospectus, the principal executive officer of the Depositor has provided the certification attached hereto as Exhibit 36.1.

CREFI, in its capacity as “retaining sponsor”, is satisfying a portion of its credit risk retention obligation under Regulation RR (12 C.F.R. Part 43) promulgated under Section 15G of the Securities Exchange Act of 1934, as amended (“Regulation RR”) in connection with securitization of the Mortgage Loans referred to above by the acquisition from the Depositor, on the Closing Date, of portions of a “single vertical security” (as defined in Regulation RR) that is an “eligible vertical interest” (as defined in Regulation RR) in the Issuing Entity, with an aggregate initial principal balance of approximately $46,000,000 as of the Closing Date, consisting of (i) the Uncertificated VRR Interest retained by Goldman Sachs Bank USA (“GS Bank”) (or a “majority-owned affiliate” as defined in Regulation RR (“MOA”) of GS Bank) as described below and (ii) the Class VRR Certificates acquired by CREFI and DBR Investments Co. Limited (or its MOA, Deutsche Bank AG, New York Branch (“DBNY”)) as described below (collectively, the “Combined VRR Interest”). The Combined VRR Interest represents at least 3.770% of the sum of the initial certificate balance of all of the Certificates and the aggregate initial principal balance of the Uncertificated VRR Interest as of the Closing Date. The Combined VRR Interest will entitle each holder thereof to a specified percentage of the amounts paid on each other class of ABS interests in the Issuing Entity. On the Closing Date, pursuant to the GSMC Mortgage Loan Purchase Agreement, GS Bank, an “originator” (within the meaning of Regulation RR) of Mortgage Loans and/or portions thereof representing approximately 43.0% of the aggregate Cut-off Date Balance of all the Mortgage Loans, acquired from the Depositor $19,757,356 of the Combined VRR Interest in the form of the Uncertificated VRR Interest, in exchange for a reduction in the price that GS Bank received for its sale (through GSMC) to the Depositor of the Mortgage Loans and/or portions thereof that it transferred (through GSMC) to the Depositor. On the Closing Date, pursuant to the GACC Mortgage Loan Purchase Agreement, DBR Investments Co. Limited (“DBRI”), an “originator” (within the meaning of Regulation RR) of Mortgage Loans and/or portions thereof representing approximately 21.4% of the aggregate Cut-Off Date Balance of all the Mortgage Loans, or DBNY (an MOA of DBRI) acquired from the Depositor, in a transaction exempt from registration under the Act, $9,839,231 of the Combined VRR Interest in the form of Class VRR Certificates, in exchange for a reduction in the price that DBRI received for its sale (through GACC) to the Depositor of the Mortgage Loans and/or portions thereof that it transferred (through GACC) to the Depositor. On the Closing Date, pursuant to the CREFI Mortgage Loan Purchase Agreement, CREFI received, in a transaction exempt from registration under the Act, as partial consideration for the Mortgage Loans and/or portions thereof that CREFI transferred to the Depositor, $16,403,413 of the Combined VRR Interest in the form of Class VRR Certificates.

CREFI, in its capacity as “retaining sponsor”, is satisfying the remainder of its credit risk retention obligation under Regulation RR in connection with the securitization of the Mortgage Loans referred to above by the purchase on the Closing Date and holding by Eightfold Real Estate Capital Fund V, L.P. of an “eligible horizontal residual interest” (as such term is defined in Regulation RR), consisting of all of Class G-RR Certificates and Class J-RR Certificates.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
Exhibit 1	Underwriting Agreement
Exhibit 4.1	Pooling and Servicing Agreement
Exhibit 4.2	MAD 2019-650M TSA
Exhibit 4.3	BWAY 2019-1633 TSA
Exhibit 4.4	GSMS 2020-GC45 PSA
Exhibit 4.5	COMM 2020-CBM TSA
Exhibit 4.6	CGCMT 2019-C7 PSA
Exhibit 4.7	COMM 2019-GC44 PSA
Exhibit 4.8	MRCD 2019-PARK TSA
Exhibit 4.9	BX 2019-OC11 TSA
Exhibit 4.10	650 Madison Avenue Co-Lender Agreement
Exhibit 4.11	1633 Broadway Co-Lender Agreement
Exhibit 4.12	Southcenter Mall Co-Lender Agreement
Exhibit 4.13	CBM Portfolio Co-Lender Agreement
Exhibit 4.14	Staples Headquarters Co-Lender Agreement
Exhibit 4.15	805 Third Avenue Co-Lender Agreement
Exhibit 4.16	The Westin Book Cadillac Co-Lender Agreement
Exhibit 4.17	The Shoppes at Blackstone Valley Co-Lender Agreement
Exhibit 4.18	White Oak Crossing Co-Lender Agreement
Exhibit 4.19	90 North Campus Co-Lender Agreement
Exhibit 4.20	Property Commerce Portfolio Co-Lender Agreement
Exhibit 4.21	Parkmerced Co-Lender Agreement
Exhibit 4.22	Midland Atlantic Portfolio Co-Lender Agreement
Exhibit 4.23	Bellagio Hotel and Casino Co-Lender Agreement
Exhibit 4.24	405 E 4th Avenue Co-Lender Agreement

Exhibit 4.25	510 East 14th Street Co-Lender Agreement
Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated February 26, 2020
Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated February 26, 2020 (included as part of Exhibit 5)
Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated February 26, 2020 (included as part of Exhibit 5)
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated February 13, 2020, which such certification is dated February 13, 2020
Exhibit 99.1	CREFI Mortgage Loan Purchase Agreement
Exhibit 99.2	GSMC Mortgage Loan Purchase Agreement
Exhibit 99.3	GACC Mortgage Loan Purchase Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 26, 2020	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Sana Petersen
Name: Sana Petersen
Title: Vice President

CGCMT 2020-GC46 - Form 8-K (Closing)